UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 7, 2019 (October 1, 2019)
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

DE	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, MA             01803
(Address of Principal Executive Offices)             (Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	NUAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01    Completion of Acquisition or Disposition of Assets.
As previously reported, on October 1, 2019 (the “Distribution Date”), Nuance Communications, Inc. (“Nuance” and, together with its consolidated subsidiaries, the “Company”) completed the previously announced complete legal and structural separation and distribution to its stockholders of all of the outstanding shares of Cerence Inc. (“Cerence”), in a tax free spin-off (the “Spin-Off”). The distribution was made in the amount of one share of Cerence common stock for every eight shares of Nuance common stock (the “Distribution”) owned by Nuance’s stockholders of record as of 5:00 p.m. Eastern Time on September 17, 2019 (the “Record Date”), of the Distribution.
Following the previously reported sale transaction to third party non-affiliate purchasers of approximately 1.8% of the shares of Cerence common stock, Nuance distributed all of the remaining 35,740,709 shares of Cerence common stock held by Nuance in the Distribution on the Distribution Date. As a result of the Distribution, Cerence is now an independent public company trading under the symbol “CRNC” on the NASDAQ Global Select Market. The Spin-Off was made without the payment of any consideration or the exchange of any shares by Nuance’s stockholders.
As previously reported, in connection with the Spin-Off, the Company entered into several agreements with Cerence that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship of the parties following the Spin-Off, including the following:

•	a Separation and Distribution Agreement;

•	a Tax Matters Agreement;

•	a Transition Services Agreement;

•	an Employee Matters Agreement;

•	an Intellectual Property Agreement; and

•	a Transitional Trademark License Agreement.
Following the Distribution, Nuance does not own any shares of Cerence common stock and Nuance will no longer consolidate Cerence in its financial results. Nuance’s unaudited pro forma financial information giving effect to the Distribution and related transactions is attached as Exhibit 99.1. The separation was completed pursuant to the Separation and Distribution Agreement.
The descriptions of the Spin-Off, the Separation and Distribution Agreement and the other related agreements included under Item 1.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2019, are incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company for the nine months ended June 30, 2019 and the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
(d)    Exhibits.

Exhibit No.	Description
2.1
Separation and Distribution Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Inc. (incorporated by reference to Exhibit 2.1 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

10.1
Tax Matters Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Inc. (incorporated by reference to Exhibit 10.1 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

10.2
Transition Services Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Operating Company (incorporated by reference to Exhibit 10.2 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

10.3
Employee Matters Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Inc. (incorporated by reference to Exhibit 10.3 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

10.4
Intellectual Property Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Inc. (incorporated by reference to Exhibit 10.4 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

10.5
Transitional Trademark License Agreement, dated as of September 30, 2019, between Nuance Communications, Inc. and Cerence Inc. (incorporated by reference to Exhibit 10.5 to Nuance’s Current Report on Form 8-K filed on October 2, 2019).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date:	October 7, 2019	By:	/s/ Daniel D. Tempesta
Daniel D. Tempesta Executive Vice President and Chief Financial Officer